                                                                    Exhibit 10.8


                            AMENDING AGREEMENT NO. 5


         THIS IS AN AMENDING AGREEMENT made as of December 4 1998 among PHILIP SERVICES CORP. (the "CDN. BORROWER"), as a borrower in Canada , PHILIP SERVICES (DELAWARE), INC. (the "U.S. BORROWER"), as a borrower in the United States of America, and CANADIAN IMPERIAL BANK OF COMMERCE (the "ADMINISTRATIVE AGENT"), as administrative agent on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.

WHEREAS:

A. The Cdn. Borrower and the U.S. Borrower, as borrowers (the "BORROWERS"), the Persons from time to time parties to such agreement as lenders (the "LENDERS"), the Administrative Agent, as administrative agent for the Lenders, Bankers Trust Company, as syndication agent, Canadian Imperial Bank of Commerce and Bankers Trust Company, as co-arrangers, and Dresdner Bank Canada and Dresdner Bank AG New York Branch, as documentation agents, are parties to a credit agreement dated as of August 11, 1997 as amended by amending agreements dated as of October 31, 1997, February 19, 1998, June 24, 1998 and October 20, 1998 (the "CREDIT AGREEMENT").

B. The Borrowers have requested that the Required Lenders consent to certain actions being implemented to address the requirements of Canadian Imperial Bank of Commerce and Comerica Bank in connection with making or continuing to make, as the case may be, certain bank account services available to the Cdn. Borrower and certain of its Subsidiaries and the Required Lenders, by a written resolution dated November 30, 1998, have consented to such actions being implemented.

C. The Lenders, subject to the terms and conditions set forth in this amending agreement, have consented to the amendments to the Credit Agreement effected by this amending agreement and have authorized the Administrative Agent to execute and deliver this amending agreement to the Borrowers on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.


         NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this amending agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, agree as follows:

                                  ARTICLE ONE
                                 INTERPRETATION

SECTION 1.01 ONE AGREEMENT: This amending agreement amends the Credit Agreement. This amending agreement and the Credit Agreement shall be read, interpreted, construed and have effect as, and shall constitute, one agreement with the same effect as if the amendments made by this amending agreement had been contained in the Credit Agreement as of the date of this amending agreement.

SECTION 1.02 DEFINED TERMS: In this amending agreement, unless something in the subject matter or context is inconsistent:

(a) terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and

(b) all other capitalized terms have the respective meanings given to them in the Credit Agreement as amended by Article Two of this amending agreement.

SECTION 1.03 HEADINGS: The headings of the Articles and Sections of this amending agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this amending agreement.

SECTION 1.04 REFERENCES: All references to Articles and Sections, unless otherwise specified, are to Articles and Sections of the Credit Agreement.


                                  ARTICLE TWO
                                   AMENDMENTS

SECTION 2.01 DEFINITIONS: Section 1.01 of the Credit Agreement is amended by adding the following definitions to be inserted in their correct alphabetical order:

         "BANK ACCOUNT SERVICE LIABILITIES " shall mean the debts, obligations and liabilities from time to time of the Cdn. Borrower and its Subsidiaries under or with respect to the Bank Account Services Guarantees or the Bank Account Services.

         "BANK ACCOUNT SERVICES" shall mean the CIBC Bank Account Services and the Comerica Bank Account Services.

         "BANK ACCOUNT SERVICE PROVIDERS" shall mean (a) Canadian Imperial Bank of Commerce in its individual capacity as the provider of the CIBC Bank Account Services, and (b) Comerica Bank and its Affiliates in their respective capacities as the p-oviders of the Comerica Bank Account Services.

         "BANK ACCOUNT SERVICES GUARANTEES" shall have the meaning specified in paragraph 8.02(a)(x).

         "CANADIAN ACCOUNTS RECEIVABLE" shall mean all present and future accounts receivable of the Cdn. Borrower and its Canadian Subsidiaries (other than any proceeds from any sale or other disposition of any one or more Non-Canadian Subsidiaries, any undertaking, property or assets of any one or more Non-Canadian Subsidiaries or any shares or other ownership or equity interests in any one or more Non-Canadian Subsidiaries).

         "CANADIAN SUBSIDIARIES" of the Cdn. Borrower shall mean those Subsidiaries of the Cdn. Borrower incorporated, amalgamated, continued or otherwise existing under the laws of Canada or under the laws one of the Provinces or Territories of Canada.

         "CIBC BANK ACCOUNT SERVICES" shall have the meaning specified in paragraph 8.02(a)(x).

         "COMERICA BANK ACCOUNT SERVICES" shall have the meaning specified in paragraph 8.02(a)(x).

         "SHI PROCEEDS CASH COLLATERAL SECURITY" shall have the meaning specified in paragraph (ac) of Schedule 6.

         "NON-CANADIAN SUBSIDIARIES" shall mean any Subsidiaries of Philip which are not Canadian Subsidiaries.

SECTION 2.02 POSTPONEMENT OF SECURITY: Section 6.09 of the Credit Agreement is revised to read as follows:

         "6.09    POSTPONEMENT OF LIEN OF SECURITY

                  The Lien of the Security in:

         (a) any cash collateral (including interest thereon and proceeds thereof) constituting any Permitted LC Facility Cash Collateral Security or the SHI Proceeds Cash Collateral Security will be postponed and subordinated to

                          (i) the rights of the issuer of the letters of credit under the applicable Permitted LC Facility to such cash collateral (including interest thereon and proceeds thereof) as security for the liabilities of the Cdn. Borrower with respect to letters of credit issued under such Permitted LC Facility (including fees, interest, reimbursement amounts and costs); and

                          (ii) the rights of each of the Bank Account Service Providers (and any collateral or security agent acting on behalf of either or both of them) to such cash collateral (including interest thereon and proceeds thereof) as security for Bank Account Service Liabilities; and

        (b) the Canadian Accounts Receivable from time to time will be postponed and subordinated to the rights of each of the Bank Account Service Providers (and any collateral or security agent acting on behalf of either or both of them) to such Canadian Accounts Receivable as security for the Bank Account Service Liabilities;

         and the Administrative Agent will from time to time execute and deliver, or cause to be executed and delivered, such acknowledgements and agreements of postponement and subordination relative to the Permitted LC Facility Cash Collateral Security, the SHI Proceeds Cash Collateral Security and the Canadian Accounts Receivable as may from time to time be necessary or desirable in the opinion of the Administrative Agent to evidence such postponement and subordination."

SECTION 2.03 POSITIVE COVENANTS - RETAINER FOR ADVISORS' FEES AND DISBURSEMENTS:
Subsections 8.01(ab) and 8.01(ac) of the Credit Agreement are amended by revising such subsections to read as follows:

         "(ab) Establishment of Retainer for Advisors' Fees and Disbursements. Deliver to Blake, Cassels & Graydon U.S. $1,000,000 to be titled in Blake, Cassels & Graydon and held by Blake, Cassels & Graydon in an interest bearing trust account and used by Blake, Cassels & Graydon to pay the accounts from time to time rendered by the advisors to the Administrative Agent and the Lenders and the agents of such advisors or to finance disbursements (such as registration or filing fees) to be incurred by any of the advisors to the Administrative Agent and the Lenders or the agents of such advisors in the performance of their services for the Administrative Agent and the Lenders.

         (ac) Replenishing Retainer for Advisors' Fees and Disbursements. Immediately following receipt, at any time and from time to time, of notice from Blake, Cassels & Graydon that the amount then held by Blake, Cassels & Graydon in the escrow account referred to in subsection 8.01(ab) is equal to or less than U.S. $500,000, deliver to Blake, Cassels & Graydon sufficient funds to increase the amount in such account to U.S. $1,000,000 which additional funds shall be titled in Blake, Cassels & Graydon and held by Blake, Cassels & Graydon in such account for use by Blake, Cassels & Graydon as provided for in subsection 8.01(ab)."

SECTION 2.04 NEGATIVE COVENANTS - DEBT: Subsection 8.02(a) of the Credit Agreement is amended by revising paragraph

8.02(a)(ix) to read as follows:

         "(ix) letters of credit in an aggregate amount of not more than U.S. $27,000,000 (or the Equivalent Amount in any other currency or currencies) issued for the account of the Cdn. Borrower (to provide credit support to suppliers of the North American metals business of the Restricted Parties, or for other proper purposes in the ordinary course of business of the Restricted Parties, or to support the payroll and other banking service requirements of the Restricted Parties) by any one or more Persons which are at the relevant time Lenders pursuant to a letter of credit facility (or if there is more than one such letter of credit issuer, letter of credit facilities) (collectively, the "PERMITTED LC FACILITIES" and individually a "PERMITTED LC FACILITY") established outside of this Agreement, provided that the debts and liabilities of the Cdn. Borrower under each such Permitted LC Facility are unsecured except for the Permitted LC Facility Cash Collateral Security provided to the issuer of the letters of credit under such Permitted LC Facility."

and by adding the following new paragraph at the end of such subsection:

         "(x) a guarantee and indemnity (collectively the "BANK ACCOUNT SERVICES GUARANTEES") from each of the Cdn. Borrower and its various Canadian Subsidiaries to either or both of Canadian Imperial Bank of Commerce and Comerica Bank (or to a collateral agent or security agent on behalf of either or both of Canadian Imperial Bank of Commerce and Comerica Bank) in support of the bank account services (the "CIBC BANK ACCOUNT SERVICES") provided by Canadian Imperial Bank of Commerce in Canada to the Cdn. Borrower and certain of its Canadian Subsidiaries and the bank account and cash management services (the "COMERICA BANK ACCOUNT SERVICES") provided by Comerica and its Affiliates in the United Sates of America to the Cdn. Borrower and certain Subsidiaries of the Cdn. Borrower."

SECTION 2.05 SCHEDULES: Schedule 6 (Permitted Liens) is amended by revising paragraph (z) of such Schedule to read as follows:

         "(z) cash collateral security given to the issuer or issuers from time to time of the letters of credit under the Permitted LC Facilities provided that (i) the aggregate principal amount of such cash collateral security shall not exceed U.S.

                  $28,000,000 (plus interest thereon and proceeds thereof) ,
                  (ii) such cash collateral security will only secure the debts and liabilities of the Cdn. Borrower to the applicable issuer of such letters of credit with respect to such letters of credit (including fees, interest, reimbursement obligations and costs and expenses), (iii) such cash collateral security will be funded solely from the proceeds of Released Amounts released to the Borrowers for such purpose pursuant to Section 6.07, the net proceeds payable to the Restricted Parties from the sale by the Restricted Parties of their investments/securities in Strategic Holdings, Inc. and, as to the balance, from the cash resources of the Restricted Parties, and (iv) the cash collateral held as such cash collateral security shall be subject to the Lien of the Security subject only to (A) the Lien of the applicable issuer of the letters of credit under the applicable Permitted LC Facility on such cash collateral (including interest thereon and proceeds thereof), and (B) the Lien of either or both of the Bank Account Service Providers (or a collateral agent or security agent on behalf of either or both of the Bank Account Service Providers) on such cash collateral (including interest thereon and proceeds thereof) as security for the Bank Account Service Liabilities (such cash collateral security (including interest thereon and the proceeds thereof) being collectively the "PERMITTED LC FACILITIES CASH COLLATERAL SECURITY" and individually a "PERMITTED LC FACILITY CASH COLLATERAL SECURITY").

and by adding the following paragraphs at the end of such Schedule:

        "(aa) a security interest over all of the Canadian Accounts Receivable granted by the Cdn. Borrower and its Canadian Subsidiaries to either or both of the Bank Account Service Providers (or to a collateral agent or security agent on behalf of either or both of Bank Account Service Providers) as security for the Bank Account Service Liabilities.

        (ab) a security interest over all of the cash collateral referred to in paragraph (z) granted by the Cdn. Borrower to either or both of the Bank Account Service Providers (or to a collateral agent or security agent on behalf of either or both of the Bank Account Service Providers) as security for the Bank Account Service Liabilities.

        (ac) a security interest (the "SHI SALE PROCEEDS CASH COLLATERAL SECURITY") in the proceeds received by the Cdn. Borrower from the sale to Strategic Holdings, Inc. ("SHI") of all of the investments/securities of the Restricted Parties in SHI and such additional funds from the cash resources of the Restricted Parties necessary to increase such proceeds from the SHI sale to U.S. $8,000,000 granted by the Cdn. Borrower to either or both of the Bank Account Service Providers (or to a collateral agent or security agent on behalf of either or both of the Bank Account Service Providers) as security for the Bank Account Service Liabilities."

                                 ARTICLE THREE
                                     GENERAL

SECTION 3.01 CONFIRMATION: The Credit Agreement, as amended by this amending agreement, is hereby confirmed by the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.

SECTION 3.02 BINDING NATURE: This amending agreement shall enure to the benefit of and be binding upon the Borrowers, the Administrative Agent, the Lenders, the Other Agents, their respective Eligible Affiliates and their respective successors and permitted assigns.

SECTION 3.03 CONFLICTS: If, after the date of this amending agreement, any provision of this amending agreement is inconsistent with any provision of the Credit Agreement, the relevant provision of this amending agreement shall prevail.

SECTION 3.04 ACKNOWLEDGEMENT AND NO WAIVERS: The Borrowers acknowledge that Defaults have occurred and are continuing under the Credit Agreement including, without limitation, (a) an Event of Default under subsection 9.01(b) of the Credit Agreement because of the default by the Borrowers in the payment of interest under the Credit Agreement, (b) Events of Default under subsection 9.01(c) of the Credit Agreement because the Cdn. Borrower is not in compliance with the Interest Coverage Ratio requirements of subsection 8.03(a) of the Credit Agreement, the Adjusted Debt to EBITDA Covenant Ratio requirements of subsection 8.03(e) of the Credit Agreement, the Debt to EBITDA Covenant Ratio requirements of subsection 8.03(b) of the Credit Agreement, and the Working Capital Ratio requirements of subsection 8.03(d) of the Credit Agreement, and
(c) an Event of Default under subsection 9.01(g) of the Credit Agreement because of the default by Philip Enterprises Inc. in payment of amounts in aggregate in excess of U.S. $10,000,000 owed to FP Commodity Master Trust relative to an inventory monetization program. Nothing in this amending agreement waives or shall be deemed to waive any Default or Event of Default or any right, entitlement, privilege, benefit or remedy which the Administrative Agent, the Other Agents or the Lenders may have now or at any time in the future as a result of or in connection with any such Default or Event of Default.

SECTION 3.05 LAW OF CONTRACT: This amending agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of the laws of Canada applicable in the Province of Ontario.

SECTION 3.06 COUNTERPART AND FACSIMILE: This amending agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this amending

SECTION 3.07 agreement by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this amending agreement by such party.

         IN WITNESS OF WHICH the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, have executed this amending agreement as of the date indicated on the first page of this amending agreement.

PHILIP SERVICES CORP.                                            PHILIP SERVICES (DELAWARE), INC.


by:                                                              by:
         ------------------------------------------------               ----------------------------------------------
         name:                                                          name:
         title:                                                         title:


by:                                                              by:
         ------------------------------------------------               ----------------------------------------------
         name:                                                          name:
         title:                                                         title:


CANADIAN IMPERIAL BANK OF COMMERCE (in its capacity as
Administrative Agent)


by:
         ------------------------------------------------
         name:
         title:


by:
         ------------------------------------------------
         name:
         title:



                        ACKNOWLEDGEMENT AND CONFIRMATION


         Each of the undersigned consents to the above referenced amendments to the Credit Agreement and to the Borrowers, the Administrative Agent (on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates) entering into this amending agreement and acknowledges and agrees that all of the guarantees and security delivered by it to or for the benefit of any one or more of the Administrative Agent and the Lenders (including any such guarantees and security delivered by it to Canadian Imperial Bank of Commerce as security agent) in connection with, or otherwise applicable to, the debts and liabilities of itself or either one or both of the Borrowers to any one or more of the Administrative Agent, the Lenders, the Other Agents and their respective Eligible Affiliates under, in connection with or with respect to any one or more of the Credit Agreement, the other Credit Documents and the Lender/Borrower Hedging Arrangements are hereby ratified and confirmed and remain in full force and effect notwithstanding the entering into of this amending agreement by the Borrowers, the Administrative Agent (on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates) and notwithstanding the amendments to the Credit Agreement effected by this amending agreement.

         This acknowledgement and confirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this acknowledgement and confirmation by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this acknowledgement and confirmation by such party.

         IN WITNESS OF WHICH each of the undersigned have executed this acknowledgement and confirmation as of the date referred to on the first page of this amending agreement.

                                    PHILIP SERVICES (DELAWARE), INC.

                                    LUNTZ CORPORATION

                                    LUNTZ ACQUISITION (DELAWARE) CORPORATION

                                    21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.

                                    21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.
                                    OF NEVADA

                                    21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.
                                    OF PUERTO RICO

                                    21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.
                                    OF RHODE ISLAND

                                    CHEMICAL POLLUTION CONTROL, INC. OF FLORIDA
                                    - A 21ST CENTURY ENVIRONMENTAL MANAGEMENT
                                    COMPANY

                                    CHEMICAL POLLUTION CONTROL, INC. OF NEW YORK
                                    - A 21ST CENTURY ENVIRONMENTAL MANAGEMENT
                                    COMPANY

                                    NORTHLAND ENVIRONMENTAL, INC.

                                    RESI ACQUISITION (DELAWARE) CORPORATION

                                    CHEM-FREIGHT, INC.

                                    REPUBLIC ENVIRONMENTAL RECYCLING (NEW
                                    JERSEY), INC.

                                    REPUBLIC ENVIRONMENTAL SYSTEMS
                                    (PENNSYLVANIA), INC.

                                    REPUBLIC ENVIRONMENTAL SYSTEMS (TECHNICAL
                                    SERVICES GROUP), INC.

                                    REPUBLIC ENVIRONMENTAL SYSTEMS
                                    (TRANSPORTATION GROUP), INC.

                                    PHILIP ENTERPRISES INC./LES ENTREPRISES
                                    PHILIP INC.

                                    PHILIP ANALYTICAL SERVICES CORPORATION

                                    PHILIP ENVIRONMENTAL (ATLANTIC) LIMITED

                                    PHILIP ENVIRONMENTAL (ELMIRA) INC.

                                    PHILIP ENVIRONMENTAL SERVICES LIMITED

                                    PHILIP INVESTMENT CORP.

                                    PSC/IML ACQUISITION CORP.

                                    RECYCLAGE D'ALUMINIUM QUEBEC INC./QUEBEC
                                    ALUMINUM RECYCLING INC.

                                    1195613 ONTARIO INC.

                                    1233793 ONTARIO INC.

                                    842578 ONTARIO LIMITED

                                    COUSINS WASTE CONTROL CORPORATION

                                    D & L, INC.

                                    INTERMETCO U.S., INC.

                                    BUTCO, INC.

                                    ALLTIFT, INC.

                                    INTERMETCO U.S.A. LTD.

                                    GEORGIA TUBULAR PRODUCTS, INC.

                                    NORTRU, INC.

                                    ALLWORTH, INC.

                                    CHEMICAL RECLAMATION SERVICES, INC.

                                    PHILIP RECLAMATION SERVICES, HOUSTON, INC.

                                    SOUTHEAST ENVIRONMENTAL SERVICES COMPANY,
                                    INC.

                                    CYANOKEM INC.

                                    RHO-CHEM CORPORATION

                                    SESSA, S.A. DE C.V.

                                    THERMALKEM INC.

                                    PEN METALS (DELAWARE), INC.

                                    PHILIP ENVIRONMENTAL OF IDAHO CORPORATION

                                    PHILIP ENVIRONMENTAL (WASHINGTON) INC.

                                    BURLINGTON ENVIRONMENTAL INC. [DELAWARE]

                                    BURLINGTON ENVIRONMENTAL INC. [WASHINGTON]

                                    RESOURCE RECOVERY CORPORATION

                                    TERMCO CORPORATION

                                    GASOLINE TANK SERVICE COMPANY, INC.

                                    UNITED DRAIN OIL SERVICE, INC.

                                    PHILIP ENVIRONMENTAL SERVICES CORPORATION

                                    SOLVENT RECOVERY CORPORATION

                                    PHILIP INDUSTRIAL SERVICES (USA), INC.

                                    PHILIP INDUSTRIAL SERVICES GROUP, INC.

                                    ALRC, INC.

                                    APLC, INC.

                                    ALLWASTE ASBESTOS ABATEMENT HOLDINGS, INC.

                                    ALLWASTE ASBESTOS ABATEMENT, INC.

                                    ALLWASTE ASBESTOS ABATEMENT OF NEW ENGLAND,
                                    INC.

                                    ONEIDA ASBESTOS REMOVAL, INC.

                                    ONEIDA ASBESTOS ABATEMENT INC.

                                    PHILIP ENVIRONMENTAL SERVICES, INC.

                                    ACE/ALLWASTE ENVIRONMENTAL SERVICES OF
                                    INDIANA, INC.

                                    ALL SAFETY AND SUPPLY, INC.

                                    PHILIP SCAFFOLD CORPORATION

                                    ALLSCAFF, INC.

                                    ALLWASTE ENVIRONMENTAL SERVICES/NORTH
                                    CENTRAL, INC.

                                    PHILIP SERVICES/OHIO, INC.

                                    PHILIP WEST INDUSTRIAL SERVICES, INC.

                                    PHILIP TRANSPORTATION AND REMEDIATION, INC.

                                    PHILIP SERVICES/SOUTH CENTRAL, INC.

                                    PHILIP SERVICES/SOUTHWEST, INC.

                                    PHILIP SERVICES HAWAII, LTD.

                                    ALLWASTE SERVICIOS INDUSTRIALES DE CONTROL
                                    ECOLOGICO S.A. DE C.V.

                                    ALLWASTE TANK SERVICES S.A. DE C.V.

                                    ALLWASTE TEXQUISITION, INC.

                                    CALIGO DE MEXICO, S.A. DE C.V.

                                    PHILIP AUTOMOTIVE, LTD.

                                    INDUSTRIAL CONSTRUCTION SERVICES COMPANY,
                                    INC.

                                    J.D. MEAGHER/ALLWASTE, INC.

                                    JAMES & LUTHER SERVICES, INC.

                                    JESCO INDUSTRIAL SERVICES, INC.

                                    PHILIP OIL RECYCLING, INC.

                                    PHILIP INDUSTRIAL SERVICES OF TEXAS, INC.

                                    PHILIP SERVICES/LOUISIANA, INC.

                                    PHILIP MID-ATLANTIC, INC.

                                    PHILIP SERVICES/MISSOURI, INC.

                                    PHILIP SERVICES/MOBILE, INC.

                                    PHILIP SERVICES/NORTH ATLANTIC, INC.

                                    PHILIP SERVICES/NORTH CENTRAL, INC.

                                    PHILIP SERVICES/OKLAHOMA, INC.

                                    PHILIP PLANT SERVICES, INC.

                                    PHILIP SERVICES/ATLANTA, INC.

                                    BEC/PHILIP, INC.

                                    PHILIP/WHITING, INC.

                                    ALLWASTE OF CANADA LTD.

                                    CALIGO RECLAMATION LTD.

                                    ALLWASTE TANK CLEANING, INC.

                                    ALLWASTE RAILCAR CLEANING, INC.

                                    ALLWASTE RECOVERY SYSTEMS, INC.

                                    PSC ENTERPRISES, INC.

                                    ALLIES STAFFING, INC.

                                    ALLIES STAFFING LTD.

                                    ALLQUEST CAPITAL, INC.

                                    PHILIP METALS (DELAWARE), INC.

                                    INTSEL SOUTHWEST LIMITED PARTNERSHIP

                                    PHILIP METALS INC.

                                    PHILIP METALS RECOVERY (USA) INC.

                                    PHILIP SERVICES (PENNSYLVANIA), INC.

                                    PHILIP METALS (NEW YORK), INC.

                                    PHILIP ST, INC.

                                    PHILIP CHEMISOLV HOLDINGS, INC.

                                    PHILIP CHEMI-SOLV, INC.

                                    DM ACQUISITION CORPORATION

                                    DELTA MAINTENANCE, INC.

                                    PHILIP REFRACTORY & CORROSION CORPORATION

                                    HARTNEY CORPORATION

                                    PHILIP REFRACTORY SERVICES, INC.

                                    TOTAL REFRACTORY SYSTEMS, INC.

                                    PHILIP REFRACTORY & CORROSION SERVICES, INC.

                                    UNITED INDUSTRIAL MATERIALS, INC.

                                    INDUSTRIAL SERVICES TECHNOLOGIES, INC.

                                    ADVANCED ENVIRONMENTAL SYSTEMS, INC.

                                    ADVANCED ENERGY CORPORATION

                                    INTERNATIONAL CATALYST, INC.

                                    IST HOLDING CORP.

                                    CHEM-FAB, INC.

                                    PIPING HOLDINGS CORP.

                                    PIPING COMPANIES, INC.

                                    PIPING MECHANICAL CORPORATION

                                    HYDRO-ENGINEERING & SERVICE, INC.

                                    MAC-TECH, INC.

                                    SERV-TECH DE MEXICO S DE R.L. DE C.V.

                                    SERV-TECH MEXICANA S DE R.L. DE C.V.

                                    PETROCHEM FIELD SERVICES DE VENEZUELA

                                    PHILIP ENTERPRISE SERVICE CORPORATION

                                    PHILIP MECHANICAL SERVICES OF LOUISIANA,
                                      INC.

                                    PHILIP ST PIPING, INC.

                                    PHILIP TECHNICAL SERVICES, INC.

                                    PHILIP/SECO INDUSTRIES, INC.

                                    TIPCO ACQUISITION CORP.

                                    PRS HOLDING, INC.

                                    PHILIP PETRO RECOVERY SYSTEMS, INC.

                                    SERV-TECH EPC, INC.

                                    SERV-TECH CONSTRUCTION AND MAINTENANCE, INC.

                                    SERV-TECH ENGINEERS, INC.

                                    PHILIP F.C. SCHAFFER, INC.

                                    SERV-TECH INTERNATIONAL SALES, INC.

                                    SERV-TECH OF NEW MEXICO, INC.

                                    SERV-TECH SERVICES, INC.

                                    SERV-TECH SUDAMERICANA S.A.

                                    SERVTECH CANADA, INC.

                                    ST DELTA CANADA, INC.

                                    TERMINAL TECHNOLOGIES, INC.

                                    RMF GLOBAL, INC.

                                    RMF INDUSTRIAL CONTRACTING, INC.

                                    RMF ENVIRONMENTAL, INC.

                                    PHILIP METALS (USA), INC.

                                    ARC DUST PROCESSING (BARBADOS) LIMITED

                                    PHENCORP INTERNATIONAL FINANCE INC.

                                    PHENCORP INTERNATIONAL B.V.

                                    PHILIP SERVICES (NETHERLANDS) B.V.

                                    PHILIP SERVICES (EUROPE) LIMITED

                                    ALLIED METALS LIMITED

                                    B.M. METALS (RECYCLING) LTD.

                                    BATH RECLAMATION (AVONMOUTH) CO. LIMITED

                                    BLACKBUSHE LIMITED

                                    BLACKBUSHE METALS (WESTERN) LIMITED

                                    ELLIOTT METAL COMPANY LIMITED

                                    SOUTHERN HAULIERS LIMITED

                                    T.C. FRASER (METALS) LIMITED

                                    E. PEARSE (HOLDINGS) LIMITED

                                    E. PEARSE & CO., LIMITED

                                    C. PHILIPP & SONS (BRISTOL) LIMITED

                                    MAYER PEARSE LIMITED

                                    WIDSITE LIMITED

                                    PHILIP METALS (EUROPE) LIMITED

                                    PHENCORP REINSURANCE COMPANY INC.

                                    PHILIP INTERNATIONAL DEVELOPMENT INC.

                                    CECATUR HOLDINGS

                                    PHILIP SERVICES (DELAWARE), L.L.C.

                                    CHEMISOLV LIMITED

                                    PHILIP INTERNATIONAL DEVELOPMENT INC.

                                    PHILIP SERVICES INDUSTRIAIS DO BRAZIL LTDA

                                    SERV-TECH EUROPE GMBH

                                    P.S.P.E. SERVICOS PRESTADOS AS EMPRESAS
                                      UNIPESSOAL LIMITADA

                                    P.S.C. PHILIP SERVICES IBERICA, S.L.

                                    2766906 CANADA INC.

                                    721646 ALBERTA LTD.

                                    800151 ONTARIO INC.

                                    912613 ONTARIO LTD.

                                    PHILIP PLASMA METALS INC.

                                    CALIGO PARTNERSHIP
                                    BY ITS PARTNER ALLWASTE OF CANADA LTD.

                                    DELSAN DEMOLITION LIMITED

                                    NORTRU, LTD.

                                    ALLWASTE PAINT SERVICES S.A. DE C.V.

                                  ALLWASTE SERVICES OF EL PASO, INC.

                                  DEEP CLEAN, INC.


                                  and all other Guarantor Subsidiaries (if any)

                                  in each case by:



                                  Colin Soule
                                  Authorized Signatory